UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                July 27, 2006
Las Vegas Gaming, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-30375	88-0392994

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 W. Ali Baba Lane Suite D, Las Vegas, Nevada	89118

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:                702-871-7111
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01 Other Events.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 27, 2006, our Board of Directors appointed Robert B. Washington as a member of the Board of Directors. With the addition of Mr. Washington, our Board of Directors consists of seven members.
Director Independence
Our Board of Directors has determined that Mr. Washington meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, and the definition of an “independent director” as that term is defined in section 4200 of the Marketplace Rules of the NASD.
Prior Arrangements and Understandings
There were no arrangements or understandings between the Mr. Washington and any other persons pursuant to which Mr. Washington was selected as a member of our Board of Directors.
Direct or Indirect Material Interest
On June 8, 2006, we entered into a letter of intent with Caribbean Cage, LLC for the proposed implementation of our PortalVision system and applications by Caribbean Cage, LLC. The parties have agreed to proceed expeditiously to negotiate, prepare, and execute the necessary agreements to memorialize the terms and conditions of any ultimate implementation of our PortalVision system and applications. Mr. Washington is the Chairman and Chief Executive Officer of Caribbean Cage, LLC. Other than the foregoing, Mr. Washington does not have any direct or indirect material interest in any transaction during the last two years, or any proposed transaction, to which we were or will be a party.
SECTION 8 — OTHER EVENTS
Item 8.01 Other Events.
On May 20, 2006, we entered into a Subcontractor Purchase Agreement with Spectral Response, Inc. for the manufacture of the control units for our PortalVision System.
On July 27, 2006, the Board of Directors of Las Vegas Gaming, Inc. approved an amendment to the Stock Option Plan (2000) to fix the number of shares reserved under the Stock Option Plan (2000) at 1,250,000 shares of Series A common stock. Our Board of Directors intends to submit the amendment for approval by our stockholders at the 2007 Annual Meeting of Stockholders.
For additional information concerning the foregoing, reference is made to the Subcontractor Purchase Agreement and the Stock Option Plan (2000), as amended, which are attached as exhibits hereto and incorporated by reference herein.
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SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 — Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit	Name

	Exhibit 10.1	Stock Option Plan (2000) dated January 1, 2000.

	Exhibit 10.2	First Amendment to Stock Option Plan (2000) dated July 27, 2006.

	Exhibit 10.3	Subcontractor Purchase Agreement dated May 20, 2006 between registrant and Spectral Response, Inc.
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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS GAMING, INC.
Date: July 27, 2006	By:	/s/ Russell R. Roth
Russell R. Roth, Chief Executive Officer, Chief
Financial Officer, Secretary, Treasurer and Chairman

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EXHIBIT INDEX

Exhibit	Name

Exhibit 10.1	Stock Option Plan (2000) dated January 1, 2000.

Exhibit 10.2	First Amendment to Stock Option Plan (2000) dated July 27, 2006.

Exhibit 10.3	Subcontractor Purchase Agreement dated May 20, 2006 between registrant and Spectral Response, Inc.